UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2026 (February 27, 2026)

Binah Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41991	88-3276689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 State Street, Albany, NY 12207

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	BCG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BCGWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

As previously disclosed, on September 4, 2024, the Company entered into a subscription agreement (the “Series B Subscription Agreement”) with certain investors (the “Series B Investors”) for the purchase of 150,000 shares of Binah Capital Group, Inc. (the “Company”) in a private placement at $10.00 per share, for an aggregate purchase price of $1,500,000. The terms of the Series B Junior Convertible Preferred Stock of the Company (the “Series B Preferred Stock”) were as set forth in the Certificate of Designation filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on November 14, 2024 (as amended, the “Certificate of Designation”).

On February 26, 2026, in accordance with the terms of the Credit Agreement, dated December 23, 2024 (the “Credit Agreement”) with Byline Bank, as lender (the “Lender”), the Series B Investors entered into a subordination agreement with the Lender and the Company filed of record with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Designation amending and restating the terms of the Series B Preferred Stock (the “Amended Certificate of Designation”). The Amended Certificate of Designation among other things, amends the terms of the Series B Preferred Stock to provide that dividends will be payable in respect of the Series B Preferred Stock in cash, except that the Company may elect to pay up to 50% of the accrued and unpaid dividends outstanding by the delivery of additional shares of Series B Preferred Stock, so long as no senior default exists under the Credit Agreement and related transaction documents. If and to the extent that a senior default exists, then the Company may only pay accrued and unpaid dividends in respect of the Series B Preferred Stock in shares of Series B Preferred Stock. As defined in the Amended Certificate of Designation, a “senior default” means there is an “Event of Default,” as defined in the Credit Agreement, resulting from the Company or its subsidiaries failure to pay on a timely basis any obligations under the senior debt documents and resulting from any other “Event of Default,” as defined in the Credit Agreement, other than a payment default.

The foregoing description of the Amended Certificate of Designation is qualified in its entirety by reference to the full text of Amended Certificate of Designation, included as Exhibit 4.1 to this Current Report on Form 8-K, and the Credit Agreement previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated December 23, 2024 filed with the U.S. Securities and Exchange Commission on December 26, 2024, each of which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2026, the Compensation Committee of the Board of Directors (the “Committee”) of the Company, approved the grant to Mr. Craig Gould, the Company’s Chief Executive Officer, under the Company’s 2024 Equity Incentive Plan (the “Plan”) of 94,828 fully vested restricted shares (the “Gould Restricted Stock Award”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at the closing stock price of the Common Stock on The Nasdaq Stock Market LLC on the date of grant equal to $2.32, with an aggregate grant date fair market value of $220,000. The Gould Restricted Stock Award was made in accordance with the requirements of the executive employment agreement, dated August 14, 2024, between the Company and Mr. Gould, as amended (the “Gould Employment Agreement”).

Also on February 25, 2026, the Committee fixed the annual incentive bonus amounts in respect of the fiscal year ended December 31, 2025 for Mr. Gould and Mr. David Shane at $350,000 each (“Annual Incentive Bonuses”), with the form of payment for such bonus amounts subject to determination by the Committee at a later date. The Annual Incentive Bonus determinations were made in accordance with the terms of the Gould Employment Agreement and the executive employment agreement, dated August 14, 2024, between the Company and Mr. Shane, as amended (the “Shane Employment Agreement”).

Finally, the Committee also approved an amendment to the Shane Employment Agreement (the “Shane Employment Agreement Amendment”) to amend the initial term of the Shane Employment Agreement from a three-year term to a five-year term in order to align Mr. Shane’s initial employment term with the initial employment term of Mr. Gould under the Gould Employment Agreement. No other changes to the terms of the Shane Employment Agreement were authorized by the Committee or made pursuant to the Shane Employment Agreement Amendment.

The foregoing description of Gould Restricted Stock Award, the Annual Incentive Bonuses and the Shane Employment Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of such agreements, which will be filed as exhibits to the Company’s Annual Report on Form 10-K to be filed for the year ending December 31, 2025.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 regarding the Amended Certificate of Designation is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Certificate of Designations of the Series B Junior Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2026

BINAH CAPITAL GROUP, INC.

By:	/s/ Craig Gould
Name:	Craig Gould
Title:	Chief Executive Officer and Director